LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

Seeking growth of capital and of income

KEMPER
BLUE CHIP FUND

                                          "... Our more conservative approach to
                                         equity investing helped us minimize our
                                downside risk in a volatile market climate. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE


 KEMPER BLUE CHIP FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                  KEMPER BLUE CHIP FUND       KEMPER BLUE CHIP FUND      LIPPER GROWTH & INCOME
KEMPER BLUE CHIP FUND CLASS A                            CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
-----------------------------                     ---------------------       ---------------------      -----------------------
8.06                                                      7.62                        7.67                        10.79

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    4/30/00   10/31/99
 ..........................................................
    KEMPER BLUE CHIP FUND CLASS A    $21.67    $20.76
 ..........................................................
    KEMPER BLUE CHIP FUND CLASS B    $21.30    $20.50
 ..........................................................
    KEMPER BLUE CHIP FUND CLASS C    $21.46    $20.64
 ..........................................................

 KEMPER BLUE CHIP FUND LIPPER
 RANKINGS AS OF 4/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #179 of 423 funds     #229 of 423 funds     #216 of 423 funds
 ....................................................................................
    5-YEAR        #93 of 140 funds     #110 of 140 funds     #109 of 140 funds
 ....................................................................................
    10-YEAR       #41 of 56 funds             N/A                   N/A
 ....................................................................................

 DIVIDEND REVIEW

DURING THE SIX-MONTH PERIOD, KEMPER BLUE CHIP FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                  CLASS A               CLASS B               CLASS C
 ................................................................................................
    LONG-TERM
    CAPITAL GAIN:                  $0.75                 $0.75                 $0.75
 ................................................................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  SOURCE: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation,which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           The stylebox represents a snapshot of the fund's portfolio on a single day. It is not an exact assessment of risk and does not represent future performance. The fund's portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Category placements of new funds are estimated. Morningstar has placed Kemper Blue
                           Chip Fund in the large blend category. Please consult the prospectus for a description of investment policies.

BALANCE SHEET A listing of assets and net worth showing the position of a company at a certain time.

BENCHMARK A point of comparison for gauging relative performance. A fund's benchmark may be the overall stock market, an index or a peer-group average. To use a given benchmark effectively, it's essential to consider any differences between the benchmark and the fund.
GROWTH STOCK A stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

PRICE-TO-EARNINGS (P/E) RATIO The P/E ratio indicates about how much investors are paying for a company's earning power. The higher the P/E ratio, the more investors are paying and the more earnings growth they are expecting.

VALUATION A stock's price relative to an underlying measure of worth.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[McCORMICK PHOTO]

PORTFOLIO MANAGER TRACY MCCORMICK IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., AND LEAD PORTFOLIO MANAGER OF KEMPER BLUE CHIP FUND. MCCORMICK BRINGS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND.

[LANGBAUM PHOTO]

PORTFOLIO MANAGER GARY A. LANGBAUM, CFA, CONTRIBUTES MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. THE MANAGEMENT TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

LARGE-CAP GROWTH AND TECHNOLOGY STOCKS WERE THE PERFORMANCE STORY OF KEMPER BLUE CHIP FUND'S SEMIANNUAL PERIOD --NOVEMBER 1, 1999, THROUGH APRIL 30, 2000. THE TECHNOLOGY-DRIVEN MARKET CONTINUED TO NARROW UNTIL A CORRECTION OCCURRED IN MARCH AND APRIL. LEAD PORTFOLIO MANAGER TRACY MCCORMICK DISCUSSES HOW SHE GUIDED KEMPER BLUE CHIP FUND THROUGH A VOLATILE AND CHALLENGING SIX-MONTH PERIOD.

Q     BEFORE YOU GO INTO DETAIL ABOUT KEMPER BLUE CHIP FUND, COULD YOU TELL US
ABOUT THE MARKET CLIMATE DURING THE SEMIANNUAL PERIOD?

A     This has been a unique period characterized by increased volatility. We ended 1999 on a strong note, but most of 2000 has presented a challenging market for growth investing in a time of rising interest rates. For most of the period, technology performance was the most noteworthy. However, after a market high in February, these stocks made a sharp correction, which was driven by investors retreating from high-P/E technology and Internet-related stocks, and moving into other equity areas with more reasonable valuations. Since that time, the market has remained rather volatile.

Q     HOW DID KEMPER BLUE CHIP FUND PERFORM DURING THIS VOLATILE PERIOD?

A     For the six-month period ending April 30, 2000, Kemper Blue Chip Fund gained 8.06 percent (A shares, unadjusted for any sales charge), outperforming our benchmark, the S&P 500 index, which returned 7.18 percent. This outperformance can be attributed to our intensive stock selection process, which leads us to some of the most attractive blue-chip stocks from a wide variety of market sectors. And, we kept pace with our peers -- the Lipper Large-Cap Core Funds category, which gained 10.79 percent.

  Over the long term, we set our sights on beating our benchmark, as well as outperforming our peers. But when considering the fund's performance relative to the index, it's important to keep in mind that the S&P 500 is "market-cap weighted." By "market-cap weighted," we mean that the returns of the largest stocks are weighted more heavily than the returns of smaller stocks. And during this period, it was the large technology issues that drove much of the index return, while most of the other stocks in the index struggled.

Q     HOW DID THE FUND'S TECHNOLOGY HOLDINGS IMPACT PERFORMANCE?

A     We did not make a huge investment in technology, but the moves we did make worked well. In comparison with the S&P 500 benchmark, we are slightly underweighted in this sector. As of April 30, we had 28.4 percent invested in technology, compared with the S&P 500 weighting of 33.4 percent. This is a direct result of our more conservative approach, which involves intensive stock analysis and a disciplined selection process.

  A significant portion of our technology position is in semiconductors -- computer hardware and chips that are the building blocks for cellular and wireless telecommunications, computers and calculators as well as a host of other goods.

PERFORMANCE UPDATE

While this sector has been expanding for more than a year, we believe it still has a way to go.

  Some of our top performers were semiconductor stocks such as Applied Materials and Teradyne. But when technology hit a wall in March, these stocks did too.

  Outside of semiconductors, we are looking at some fast-growing technology companies where we have conviction about their dynamics, business model and management. Right now we are just seeking the right entry points.

Q     IS THE FUND INVESTING IN THE INTERNET?

A     We have not yet found any pure Internet companies that meet our strict investment criteria. We won't invest unless we see quality, seasoned management and a demonstrated ability to deliver sustainable, consistent earnings growth. At the same time, we insist on attractive stock prices, which have been hard to find in this area.

  And while we may not be investing directly in the "dot-com" stocks, we do believe that the portfolio is well positioned to participate in this still-growing segment of technology.

  One way we participate is through companies that are building and supporting the infrastructure of the Internet. This would include holdings in media, communications and electronic hardware, to name a few. Another way we are participating is through investments in companies that are using the Internet to build their market share and increase profit potential. More and more companies are embracing the Internet business model. We're watching companies closely, placing a premium on companies that have the "first-move" advantage when it comes to exploiting the opportunities of electronic commerce.

Q     WHAT WERE SOME AREAS BEYOND TECHNOLOGY THAT WORKED FOR THE FUND?

A     During the first half of the period, media stocks helped. CBS, which merged with Viacom, and Liberty Media were among the best performers. Some of our biggest names in this sector have "buried" Internet holdings -- subsidiaries or divisions directly involved in the Internet business -- that had previously enhanced portfolio performance. But even in a hypercharged, consumer-driven economy, our media stocks took a downward turn late in the period. This was a direct result of investor concern over the business plans of some of the spin-off companies in the "buried" Internet start-ups the media holdings controlled, as well as concern that advertising would weaken in a rising-interest-rate environment. We view this as a temporary setback and believe Liberty and Viacom will regain their momentum.

  The energy sector has also come back to life with higher oil prices and increased global demand. We believe that stronger oil prices will translate into greater cash flow, which should ultimately lead to additional capital spending. The oil service companies will likely be the primary beneficiaries as the large integrated companies increase their drilling and exploration businesses.

Q     THE HEALTH CARE SECTOR, AND MORE SPECIFICALLY BIOTECHNOLOGY, GRABBED QUITE
A BIT OF MARKET ATTENTION DURING THE PERIOD. CAN YOU GIVE US YOUR COMMENTS ON THIS?

A     Biotech stocks exhibited a pattern similar to technology. Many of the high-flying biotech companies were hurt as investors became concerned about spiraling valuations. Some of the portfolio was invested in biotechnology companies, and when the subsector underperformed, it hurt the fund. We redeployed some of the proceeds from the sale of biotech issues into large-cap pharmaceutical companies with improving fundamentals, such as Abbott Labs. We believe the valuations of pharmaceutical companies are more reasonable, and they have more consistent earnings patterns than the more speculative biotech companies.

  There has been a tug of war going on in health care with regard to what element is going to continue to drive this group -- pharmaceuticals, biotech, or a combination of both types of companies. We're paying close attention to this area.

Q     WERE THERE ANY SECTORS THAT DISAPPOINTED?

A     Consolidation within the communication services sector led to a difficult environment, including the blurring of markets and increased competition. Some of our holdings posted disappointing returns. This includes some of our RBOC holdings (Regional Bell Operating Companies) and wireless leader Vodafone, which had issues with UK Cellular. However, we had already exited AT&T, which had competition problems with its long-distance service, and MCI WorldCom, which was hurt by concern that the government would not allow its takeover of Sprint as well as concerns about slowing revenue growth, before these problems arose. Communication service companies comprise 10.6 percent of the portfolio (as of April 30, 2000). This represents a decrease in our position. We are concerned about this

PERFORMANCE UPDATE

sector because competitive lines are becoming blurred in a market in which companies are competing for market share. This can create a difficult pricing environment, ultimately impacting stock prices.

  Some of our retail holdings were hurt by the rising-interest-rate environment. Investors became concerned that rising rates would lead to an economic slowdown that could stifle profits of retailers. This hurt some of our retail holdings, such as Wal-Mart and Target. However, we're not concerned about a sustained downturn. In fact, we believe we'll see continued growth in the labor force, which would create more income and increased discretionary spending. Dominant retailers, such as those we hold in the fund, should do well.

Q     WHAT EFFECT DID RISING INTEREST RATES HAVE ON THE FUND, SPECIFICALLY ITS
FINANCIAL HOLDINGS?

A     Despite the hostile interest-rate environment, financials made a comeback late in the period as technology stumbled. We started to eliminate our position in regional banks prior to the rate hike. These stocks tend to be quite sensitive to higher interest rates, as investors fear that the banks' loan business will fall off in a higher-rate environment and amid concern over credit risk. We're underweighted in banks and focused on financial stocks that are less credit sensitive such as insurance companies. Our biggest financial holdings in this area include St. Paul, AIG and Marsh & McLennan. We are slightly underweighted in this sector as compared to our benchmark, the S&P 500 stock index, motivated by the belief that we are near the trough in the pricing cycle for property and casualty rates.

Q     HOW DID THE PORTFOLIO PERFORM AS THE MARKET DECLINED?

A     The generally conservative nature of the portfolio helped us during this challenging time. Earlier in the period, we were unable to keep pace with our peers who held many of the more aggressive technology names and small-cap stocks. However, when the market dropped, many of these issues took a hit. Since we didn't hold them, we were able to make up some lost ground. Our more conservative approach to equity investing helped us minimize the fund's downside risk in a volatile market climate, while posting gains.

Q     HOW DO YOU FIND ATTRACTIVE STOCKS THAT HELP YOU MANAGE DOWNSIDE RISK?

A     We follow a disciplined, research-intensive process. We invest primarily in "blue-chip" stocks -- those of established, large-cap domestic companies. Before we buy a stock, we require:

- Excellent company fundamentals
- Strong earnings-growth prospects
- Catalyst for potential growth, such as new management, products, services or business strategies
- Attractive stock prices

  In order to determine which stocks to buy, we rely on rigorous independent analysis. We need to understand a company inside and out. To do this, we'll meet with the company's management, visit facilities, dig into balance sheets (see Terms To Know on page 2) and apply thorough quantitative screens.

Q     WHEN DO YOU SELL FUND HOLDINGS?

A     We'll begin to sell stocks when their prices reach the preestablished targets we set for them. This sort of selling is often referred to as "profit taking." Profit taking requires strict discipline, but we believe that this discipline can keep us from getting caught up in emotion. We also eliminate stocks when we see signs that company fundamentals could be weakening or indications that growth potential could be deteriorating.

Q     WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF THE YEAR?

A     Right now the market lacks notable trends, and investors are looking ahead for signs of where to move next. With the technology decline, there seems to be a lack of conviction in any one sector.

  We expect interest rates to increase moderately, and that may have a negative effect on the market. We do not anticipate the Federal Reserve Board tightening into a recession. Typically, market activities slow in the summer months. Such a summer slowdown may give growth stocks a chance to grow into their valuations, and we think that would be constructive. We will use this opportunity to enhance the quality of the portfolio, looking for companies with excellent long-term potential and superior fundamentals. We remain committed to serving our shareholders by seeking out the brightest opportunities offered by the best of America's large-cap companies.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
Data shows the percentage of the stock holdings in the portfolio that each sector represented on April 30, 2000 and on October 31, 1999.
[BAR GRAPH]

                                                                  KEMPER BLUE CHIP FUND ON           KEMPER BLUE CHIP FUND ON
                                                                          4/30/00                            10/31/99
                                                                  ------------------------           ------------------------
Technology                                                                  28.4                               18.6
Consumer nondurables                                                        16.2                               19.4
Finance                                                                     12.9                               14.9
Health care                                                                 11.3                               12.9
Communication services                                                      10.6                               16.1
Capital goods                                                               10.4                                8.8
Energy                                                                         6                                5.6
Basic materials                                                                6                                  2
Other                                                                        4.2                                2.9
Transportation                                                                 0                                0.8

A COMPARISON WITH THE S&P 500 STOCK INDEX*
Data shows the percentage of stock holdings in the portfolio that each sector of Kemper Blue Chip Fund represented on April 30, 2000, compared to the industry sectors that make up the fund's benchmark, the S&P 500 stock index.
[BAR GRAPH]

                                                                  KEMPER BLUE CHIP FUND ON
                                                                          4/30/00                 S&P 500 STOCK INDEX ON 4/30/00
                                                                  ------------------------        ------------------------------
Technology                                                                  28.4                               33.4
Consumer nondurables                                                        16.2                                 18
Finance                                                                     12.9                                 13
Health care                                                                 11.3                                9.1
Communication services                                                      10.6                                7.6
Capital goods                                                               10.4                                8.2
Energy                                                                         6                                5.4
Other                                                                        4.2                                  0
Utilities                                                                      0                                2.3
Basic materials                                                                0                                2.3
Transportation                                                                 0                                0.7

* THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 25.3 percent of the portfolio on April 30, 2000

             HOLDINGS                                                          PERCENT
--------------------------------------------------------------------------------------
1.           INTEL                         Engaged in the design,                3.9%
                                           development, manufacture and sale
                                           of advanced semiconductors and
                                           integrated circuits.
--------------------------------------------------------------------------------------
2.           CISCO SYSTEMS                 Large, comprehensive supplier of      3.6%
                                           routing software and related
                                           systems that direct the flow of
                                           data between local networks.
--------------------------------------------------------------------------------------
3.           GENERAL ELECTRIC              A broadly diversified company with    3.4%
                                           major businesses in power
                                           generators, appliances, lighting,
                                           plastics, medical systems,
                                           aircraft engines, financial
                                           services and broadcasting.
--------------------------------------------------------------------------------------
4.           MICROSOFT                     Develops, markets and supports a      2.8%
                                           variety of microcomputer software,
                                           operating systems, language and
                                           application programs, related
                                           books and peripheral devices.
--------------------------------------------------------------------------------------
5.           WAL-MART                      Large, global retailer with           2.1%
                                           operations in the United States,
                                           Asia and Latin America. Wal-Mart
                                           operates Wal-Marts, Wal-Mart
                                           Supercenters and Sam's Clubs. The
                                           company sells brand merchandise
                                           under the Popular Mechanics,
                                           Better Homes & Gardens and Sam's
                                           America's Choice labels.
--------------------------------------------------------------------------------------
6.           EXXON MOBIL                   Engaged in the exploration,           2.0%
                                           production, manufacture,
                                           transportation and sale of crude
                                           oil, natural gas and petroleum
                                           products.
--------------------------------------------------------------------------------------
7.           PEPSI                         One of the largest international      1.9%
                                           snack food and soft drink
                                           producers.
--------------------------------------------------------------------------------------
8.           ORACLE                        A leading global provider of          1.9%
                                           database management software.
--------------------------------------------------------------------------------------
9.           ELECTRONIC DATA SYSTEMS       Electronic Data Systems (EDS) is      1.9%
                                           the largest independent systems
                                           consulting firm in the United
                                           States. EDS offers corporate
                                           outsourcing, data center
                                           management, online consulting. and
                                           reengineering for businesses and
                                           the U.S. and foreign governments.
--------------------------------------------------------------------------------------
10.          TARGET                        Retail merchandise seller             1.8%
                                           operating department and discount
                                           stores including Target, Mervyn's,
                                           Dayton Hudson and Marshall
                                           Field's.
--------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND
Portfolio of Investments at April 30, 2000 (Unaudited)

    REPURCHASE AGREEMENT--0.1%                                                         PRINCIPAL AMOUNT       VALUE
                                             State Street Bank and Trust Company,
                                               dated 04/30/2000 at 5.680%, to be
                                               repurchased at $907,429 on
                                               05/01/00 (a) (Cost $907,000)              $   907,000      $      907,000
                                             -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    COMMERCIAL PAPER--4.1%

    COMMUNICATIONS--1.1%
    TELEPHONE/COMMUNICATIONS
                                             Bell Atlantic Network Funding Corp
                                               Discount Note, 6.000%, 05/02/2000          13,000,000          12,997,833
                                             -------------------------------------------------------------------------------

    MISCELLANEOUS--3.0%
    MISCELLANEOUS
                                             Conagra, Inc., 6.150%, 05/10/2000             8,000,000           7,987,700
                                             Dow Chemical Co., 5.970%, 05/03/2000         13,500,000          13,495,523
                                             Eastman Kodak, 6.180%, 06/12/2000             4,000,000           3,971,160
                                             Finova Capital Corp, 6.230%, 05/01/2000      10,000,000          10,000,000
                                             -------------------------------------------------------------------------------
                                                                                                              35,454,383
                                             -------------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (Cost $48,452,216)                                               48,452,216
                                             -------------------------------------------------------------------------------
    COMMON STOCKS--95.8%                                                               NUMBER OF SHARES

    CONSUMER DISCRETIONARY--7.1%
    DEPARTMENT & CHAIN STORES--5.3%
                                             Home Depot, Inc.                                292,000          16,370,250
                                             Target Corp.                                    320,000          21,300,000
                                             Wal-Mart Stores, Inc.                           440,600          24,398,225
                                             -------------------------------------------------------------------------------
                                                                                                              62,068,475

    SPECIALTY RETAIL--1.8%
                                             Tandy Corp.                                     370,000          21,090,000
                                             -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--4.3%
    FOOD & BEVERAGE--3.3%
                                             Bestfoods                                       182,000           9,145,500
                                             H.J. Heinz Co.                                  190,000           6,460,000
                                             PepsiCo, Inc.                                   610,000          22,379,375
                                             -------------------------------------------------------------------------------
                                                                                                              37,984,875

    PACKAGE GOODS/ COSMETICS--1.0%
                                             Colgate-Palmolive Co.                           200,000          11,425,000
                                             -------------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       NUMBER OF SHARES       VALUE

    HEALTH--11.3%
    BIOTECHNOLOGY--1.9%
                                             Amgen Inc.*                                     147,000      $    8,232,000
                                             Genentech, Inc.*                                 41,000           4,797,000
                                             PE Corp-PE Biosystems Group                     145,000           8,700,000
                                             -------------------------------------------------------------------------------
                                                                                                              21,729,000

    MEDICAL SUPPLY & SPECIALTY--2.4%
                                             Baxter International, Inc.                      280,000          18,235,000
                                             Becton, Dickinson & Co.                         349,000           8,943,125
                                             Edwards Lifesciences Corp.*                      52,000             780,000
                                             -------------------------------------------------------------------------------
                                                                                                              27,958,125

    PHARMACEUTICALS--7.0%
                                             Abbott Laboratories                             370,000          14,221,875
                                             Allergan, Inc.                                  222,600          13,105,575
                                             Forest Laboratories, Inc.*                      145,000          12,189,063
                                             Merck & Co., Inc.                               210,000          14,595,000
                                             Pfizer, Inc.                                    310,000          13,058,750
                                             Warner-Lambert Co.                              130,000          14,795,625
                                             -------------------------------------------------------------------------------
                                                                                                              81,965,888
----------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--4.6%
    CELLULAR TELEPHONE--0.9%
                                             Vodafone AirTouch PLC (ADR)                     225,000          10,575,000
                                             -------------------------------------------------------------------------------

    TELEPHONE/ COMMUNICATIONS--3.7%
                                             AT&T Corp.*                                     262,500          12,255,469
                                             Bell Atlantic Corp.                             200,000          11,850,000
                                             BroadWing, Inc.*                                456,600          12,927,487
                                             Qwest Communications International,
                                               Inc.*                                         150,000           6,506,250
                                             -------------------------------------------------------------------------------
                                                                                                              43,539,206
----------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--12.9%
    BANKS--0.7%
                                             Wells Fargo Co.                                 205,000           8,417,812
                                             -------------------------------------------------------------------------------

    INSURANCE--4.8%
                                             American International Group, Inc.              167,375          18,358,945
                                             Aon Corp.                                       282,900           7,655,981
                                             Cigna Corp.                                     126,900          10,120,275
                                             Hartford Financial Services Group, Inc.           4,200             219,188
                                             Jefferson Pilot Corp.                           113,150           7,531,547
                                             St. Paul Companies, Inc.                        336,000          11,970,000
                                             -------------------------------------------------------------------------------
                                                                                                              55,855,936

    CONSUMER FINANCE--5.3%
                                             American Express Co.                             82,000          12,305,125
                                             Capital One Finance Corp.                       300,000          13,125,000
                                             Citigroup, Inc.                                 310,000          18,425,625
                                             Household International, Inc.                   418,916          17,489,743
                                             -------------------------------------------------------------------------------
                                                                                                              61,345,493

    OTHER FINANCIAL COMPANIES--2.1%
                                             Federal National Mortgage Association           215,000          12,967,187
                                             Marsh & McLennan Companies, Inc.                120,000          11,827,500
                                             -------------------------------------------------------------------------------
                                                                                                              24,794,687

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                       NUMBER OF SHARES       VALUE

    MEDIA--6.0%
    BROADCASTING & ENTERTAINMENT--5.1%
                                             CBS Corp.*                                      239,400      $   14,064,750
                                             Clear Channel Communications, Inc.*             116,012           8,352,864
                                             Infinity Broadcasting Corp. "A"*                478,800          16,249,275
                                             Univision Communication, Inc.*                   84,900           9,275,325
                                             Walt Disney Co.*                                275,000          11,910,937
                                             -------------------------------------------------------------------------------
                                                                                                              59,853,151

    CABLE TELEVISION--0.9%
                                             AT&T Corp. -- Liberty Media Group "A"*          210,000          10,486,875
                                             -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--4.8%
    EDP SERVICES--3.1%
                                             Electronic Data Systems Corp.                   315,000          21,656,250
                                             First Data Corp.                                290,000          14,119,375
                                             -------------------------------------------------------------------------------
                                                                                                              35,775,625

    INVESTMENT--0.7%
                                             Merrill Lynch & Co., Inc.                        80,000           8,155,000
                                             -------------------------------------------------------------------------------

    PRINTING/PUBLISHING--1.0%
                                             McGraw-Hill, Inc.                               223,700          11,744,250
                                             -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.4%
    AEROSPACE
                                             Boeing Co.                                      225,000           8,929,687
                                             United Technologies Corp.                       305,000          18,967,188
                                             -------------------------------------------------------------------------------
                                                                                                              27,896,875
----------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--8.0%
    DIVERSIFIED MANUFACTURING--4.8%
                                             General Electric Co.                            252,800          39,752,800
                                             Tyco International Ltd.                         359,744          16,525,740
                                             -------------------------------------------------------------------------------
                                                                                                              56,278,540

    INDUSTRIAL SPECIALTY--0.6%
                                             Corning, Inc.                                    33,000           6,517,500
                                             -------------------------------------------------------------------------------

    MACHINERY/COMPONENTS--1.3%
                                             Parker-Hannifin Corp.                           315,000          14,647,500
                                             -------------------------------------------------------------------------------

    OFFICE EQUIPMENT/ SUPPLIES--1.3%
                                             Lexmark International Group, Inc. "A"*          130,000          15,340,000
                                             -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--28.4%
    COMPUTER SOFTWARE--5.7%
                                             Intuit, Inc.*                                   150,000           5,390,625
                                             Siebel Systems, Inc.*                            47,000           5,775,125
                                             Microsoft Corp.*                                470,000          32,782,500
                                             Oracle Corp.*                                   276,300          22,086,731
                                             -------------------------------------------------------------------------------
                                                                                                              66,034,981

    DIVERSE ELECTRONIC PRODUCTS--7.2%
                                             Applied Materials, Inc.                         153,600          15,638,400
                                             Dell Computer Corp.*                            245,000          12,280,625
                                             General Motors Corp. "H" (New)*                 120,000          11,557,500
                                             Motorola Inc.                                   135,000          16,073,438
                                             Solectron Corp.*                                364,000          17,039,750
                                             Teradyne, Inc.*                                 109,000          11,990,000
                                             -------------------------------------------------------------------------------
                                                                                                              84,579,713

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       NUMBER OF SHARES       VALUE

    ELECTRONIC COMPONENTS--3.6%
                                             Cisco Systems, Inc.*                            612,400      $   42,456,544
                                             -------------------------------------------------------------------------------

    ELECTRONIC DATA PROCESSING--3.8%
                                             Hewlett-Packard Co.                             149,800          20,223,000
                                             International Business Machines Corp.           100,000          11,162,500
                                             Sun Microsystems, Inc.*                         144,000          13,239,000
                                             -------------------------------------------------------------------------------
                                                                                                              44,624,500

    SEMICONDUCTORS--7.2%
                                             Intel Corp.                                     358,400          45,449,600
                                             KLA Tencor Corp.*                               120,000           8,985,000
                                             Texas Instruments, Inc.                         115,000          18,730,625
                                             Xilinx, Inc.*                                   143,600          10,518,700
                                             -------------------------------------------------------------------------------
                                                                                                              83,683,925

    MISCELLANEOUS--0.9%
                                             Agilent Technologies, Inc.*                     114,000          10,103,250
                                             -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

    ENERGY--6.0%
    OIL & GAS PRODUCTION--3.2%
                                             Exxon Mobil Corp.                               302,443          23,496,040
                                             Royal Dutch Petroleum Co. (New York
                                               shares)                                       250,000          14,343,750
                                             -------------------------------------------------------------------------------
                                                                                                              37,839,790

    OILFIELD SERVICES--2.8%
                                             Halliburton Co.                                 170,000           7,511,875
                                             Transocean Sedo Forex, Inc.                     179,460           8,434,620
                                             Schlumberger Ltd.                               223,000          17,073,438
                                             -------------------------------------------------------------------------------
                                                                                                              33,019,933
                                             -------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $881,339,327)                                           1,117,787,449
                                             -------------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $930,698,543) (b)                                      $1,167,146,665
                                             -------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

* Non-income producing.

(a) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(b) The cost for federal income tax purposes was $930,698,543. At April 30, 2000, the net unrealized appreciation for all securities based on tax cost was $236,448,122. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $272,716,394 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $36,268,272.

ACRONYM             NAME
-------             ----
  ADR    American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2000 (Unaudited)

ASSETS
Investments, at value (cost $930,698,543)                       $1,167,146,665
------------------------------------------------------------------------------
Cash                                                                       477
------------------------------------------------------------------------------
Receivable for investments sold                                      7,117,030
------------------------------------------------------------------------------
Dividend receivable                                                    575,865
------------------------------------------------------------------------------
Interest receivable                                                        429
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      2,311,007
------------------------------------------------------------------------------
Foreign taxes recoverable                                                7,925
------------------------------------------------------------------------------
Other assets                                                             6,000
------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,177,165,398
------------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   13,259,584
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     1,741,018
------------------------------------------------------------------------------
Accrued management fee                                                 534,451
------------------------------------------------------------------------------
Accrued distribution services fee                                      584,068
------------------------------------------------------------------------------
Accrued administrative services fee                                    287,437
------------------------------------------------------------------------------
Other accrued expenses                                                 404,586
------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   16,811,144
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,160,354,254
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated net investment loss                                 $   (2,511,364)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions                                                     236,448,122
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                27,410,491
------------------------------------------------------------------------------
Paid-in capital                                                    899,007,005
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,160,354,254
------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($645,181,354 / 29,771,441 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $21.67
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $21.67)                $22.99
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($438,239,816
  / 20,578,459 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                $21.30
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($66,532,543 /
  3,100,101 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $21.46
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,400,541 /
  473,487 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $21.97
------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $37,330)            $ 4,013,029
---------------------------------------------------------------------------
Interest                                                          1,615,043
---------------------------------------------------------------------------
Total income                                                      5,628,072
---------------------------------------------------------------------------
Expenses:
Management fee                                                    2,946,516
---------------------------------------------------------------------------
Services to shareholders                                          1,646,869
---------------------------------------------------------------------------
Custodian fees                                                       19,633
---------------------------------------------------------------------------
Distribution services fees                                        1,677,642
---------------------------------------------------------------------------
Administrative services fees                                      1,317,107
---------------------------------------------------------------------------
Auditing                                                             17,535
---------------------------------------------------------------------------
Legal                                                                 6,376
---------------------------------------------------------------------------
Trustees' fees and expenses                                          11,820
---------------------------------------------------------------------------
Reports to shareholders                                             442,628
---------------------------------------------------------------------------
Registration fees                                                    86,844
---------------------------------------------------------------------------
Other                                                                 3,412
---------------------------------------------------------------------------
Total expenses, before expense reductions                         8,176,382
---------------------------------------------------------------------------
Expense reductions                                                  (36,946)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          8,139,436
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (2,511,364)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      28,723,550
---------------------------------------------------------------------------
Foreign currency related transactions                                    46
---------------------------------------------------------------------------
                                                                 28,723,596
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
of investment transactions                                       49,564,001
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       78,287,597
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $75,776,233
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 (UNAUDITED)
                                                                  SIX MONTHS                  YEAR
                                                                    ENDED                    ENDED
                                                                   APRIL 30                OCTOBER 31
                                                                --------------            ------------
                                                                     2000                     1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $   (2,511,364)             (1,348,906)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 28,723,596              35,072,714
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                          49,564,001             138,413,121
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          75,776,233             172,136,929
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains:
  Class A                                                          (20,180,159)             (9,482,133)
------------------------------------------------------------------------------------------------------
  Class B                                                          (12,653,435)             (4,421,632)
------------------------------------------------------------------------------------------------------
  Class C                                                           (1,821,315)               (590,807)
------------------------------------------------------------------------------------------------------
  Class I                                                             (354,023)               (115,367)
------------------------------------------------------------------------------------------------------
                                                                   (35,008,932)            (14,609,939)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          513,399,116             508,285,929
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       33,066,819              13,913,535
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (341,886,825)           (346,488,611)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       204,579,110             175,710,853
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  245,346,411             333,237,843
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  915,007,843             581,770,000
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $2,511,364 at April 30, 2000)                $1,160,354,254             915,007,843
------------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                 CLASS A
                                                   (UNAUDITED)
                                                   SIX MONTHS
                                                      ENDED
                                                    APRIL 30,                    YEARS ENDED OCTOBER 31,
                                                   -----------    -----------------------------------------------------
                                                     2000          1999       1998       1997       1996      1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                   $ 20.76        16.61      17.68      17.14      14.87    12.33
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                        (.07)         .02        .11        .18        .22      .19
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                               1.73         4.55       1.17       3.70       3.45     2.57
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.66         4.57       1.28       3.88       3.67     2.76
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                     --           --       (.16)      (.21)      (.20)    (.20)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions            (.75)        (.42)     (2.19)     (3.13)     (1.20)    (.02)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.75)        (.42)     (2.35)     (3.34)     (1.40)    (.22)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $ 21.67        20.76      16.61      17.68      17.14    14.87
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                   8.06*       27.96       7.80      26.78      26.72    22.74
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)           645,181      547,027    378,450    307,726    198,968      153
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         1.19**       1.19       1.29       1.19       1.26     1.30
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          1.19**       1.19       1.29       1.19       1.26     1.30
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (.12)**       .13        .62       1.07       1.40     1.47
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               89**         75        157        183        166      117
-----------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B
                                                   (UNAUDITED)
                                                   SIX MONTHS
                                                      ENDED
                                                    APRIL 30,                  YEARS ENDED OCTOBER 31,
                                                   -----------    -------------------------------------------------
                                                     2000          1999       1998       1997       1996      1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                   $ 20.50        16.55      17.61      17.09      14.82    12.29
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                        (.24)        (.14)      (.03)       .04        .10      .09
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                               1.79         4.51       1.17       3.67       3.45     2.56
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.55         4.37       1.14       3.71       3.55     2.65
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                     --           --       (.01)      (.06)      (.08)    (.10)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions            (.75)        (.42)     (2.19)     (3.13)     (1.20)    (.02)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.75)        (.42)     (2.20)     (3.19)     (1.28)    (.12)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $ 21.30        20.50      16.55      17.61      17.09    14.82
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                   7.62*       26.83       6.96      25.62      25.82    21.76
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)           438,240      314,154    174,475    123,449     54,085       14
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         2.03**       2.07       2.10       2.06       2.08     2.06
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          2.03**       2.07       2.10       2.06       2.08     2.06
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (.97)**      (.75)      (.19)       .20        .58      .71
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               89**         75        157        183        166      117
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                     CLASS C
                                                      (UNAUDITED)
                                                      SIX MONTHS
                                                         ENDED
                                                       APRIL 30,                      YEARS ENDED OCTOBER 31,
                                                      -----------      -----------------------------------------------------
                                                        2000           1999       1998       1997       1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                      $20.64         16.65      17.69      17.15      14.88      12.32
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                          (.20)         (.13)      (.01)       .03        .10        .07
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                                 1.77          4.54       1.18       3.71       3.45       2.62
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          1.57          4.41       1.17       3.74       3.55       2.69
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                       --            --       (.02)      (.07)      (.08)      (.11)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions              (.75)         (.42)     (2.19)     (3.13)     (1.20)      (.02)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (.75)         (.42)     (2.21)     (3.20)     (1.28)      (.13)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $21.46         20.64      16.65      17.69      17.15      14.88
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                     7.67*        26.91       7.08      25.71      25.75      22.04
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)              66,532         44,158     22,745     10,609     3,105          1
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           1.98**        1.98       2.03       2.00       2.05       2.01
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            1.98**        1.97       2.03       2.00       2.05       2.01
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 (.92)**       (.65)      (.12)       .26        .61        .76
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 89**          75        157        183        166        117
----------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS I
                                                        (UNAUDITED)
                                                        SIX MONTHS
                                                           ENDED                                          NOVEMBER 22
                                                         APRIL 30,         YEARS ENDED OCTOBER 31,         1995 TO
                                                        -----------      ---------------------------      OCTOBER 31,
                                                          2000           1999       1998       1997         1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                        $20.99         16.68      17.72      17.18          15.30
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                             .12           .13        .21        .32            .36
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                                   1.61          4.60       1.19       3.58           2.96
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.73          4.73       1.40       3.90           3.32
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                         --            --       (.25)      (.23)          (.24)
-------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                (.75)         (.42)     (2.19)     (3.13)         (1.20)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.75)         (.42)     (2.44)     (3.36)         (1.44)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $21.97         20.99      16.68      17.72          17.18
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                       8.32*        28.81       8.53      26.89          21.89*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                10,401         9,669      5,600      5,107             14
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              .71**         .72        .68        .70           1.31**
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               .71**         .72        .68        .70           1.31**
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    .35**         .60       1.23       1.56           1.33**
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   89**          75        157        183            166**
-------------------------------------------------------------------------------------------------------------------------

 * Not annualized.
** Annualized.
(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of sales charge.
(c) Total return would have been lower had certain expenses not been waived.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Blue Chip Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the

NOTES TO FINANCIAL STATEMENTS

                             prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $656,000, which may be applied with certain limitations against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004, the expiration date, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250 million of average daily net assets declining to 0.42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,946,516 for the six months ended April 30, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $91,851.

                             For services under the distribution services agreement, the Fund pays KDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $2,249,832.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended April 30, 2000 are $1,317,107, and of which $2,332 was paid to KDI affiliates.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,297,443 for the six months ended April 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 2000, the Fund made no payments to its officers and incurred trustees fees of $11,820 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $598,594,218

                             Proceeds from sales                     450,592,536

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                     SIX MONTHS ENDED                       YEAR ENDED
                                                                      APRIL 30, 2000                     OCTOBER 31, 1999
                                                              ------------------------------      ------------------------------
                                                                SHARES            AMOUNT            SHARES            AMOUNT
                                       SHARES SOLD
                                        Class A                13,221,016      $ 285,742,394       14,128,703      $ 272,091,695
                                       -----------------------------------------------------------------------------------------
                                        Class B                 8,854,713        187,583,136        9,082,693        173,986,763
                                       -----------------------------------------------------------------------------------------
                                        Class C                 1,694,066         36,067,661        1,551,314         29,889,535
                                       -----------------------------------------------------------------------------------------
                                        Class I                   181,130          4,005,925          242,600          4,717,775
                                       -----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   903,104         19,208,931          513,215          9,053,120
                                       -----------------------------------------------------------------------------------------
                                        Class B                   562,027         11,785,689          237,981          4,181,337
                                       -----------------------------------------------------------------------------------------
                                        Class C                    81,353          1,718,180           31,920            563,712
                                       -----------------------------------------------------------------------------------------
                                        Class I                    16,443            354,019            6,474            115,366
                                       -----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (10,970,385)      (238,133,342)     (12,065,224)      (232,506,262)
                                       -----------------------------------------------------------------------------------------
                                        Class B                (3,895,519)       (82,402,985)      (4,168,565)       (79,247,862)
                                       -----------------------------------------------------------------------------------------
                                        Class C                  (814,300)       (17,319,450)        (894,470)       (17,299,123)
                                       -----------------------------------------------------------------------------------------
                                        Class I                  (184,747)        (4,031,048)        (240,192)        (4,557,203)
                                       -----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   265,683          5,735,408          670,452         12,878,161
                                       -----------------------------------------------------------------------------------------
                                        Class B                  (269,746)        (5,735,408)        (677,251)       (12,878,161)
                                       -----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN ACQUISITION (SEE NOTE 8)
                                        Class A                        --                 --          324,000          5,950,000
                                       -----------------------------------------------------------------------------------------
                                        Class B                        --                 --          277,000          5,074,000
                                       -----------------------------------------------------------------------------------------
                                        Class C                        --                 --           84,000          1,540,000
                                       -----------------------------------------------------------------------------------------
                                        Class I                        --                 --          116,000          2,158,000
                                       -----------------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL
                                        SHARE TRANSACTIONS                     $ 204,579,110                       $ 175,710,853
                                       -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended, the Fund's custodian fees and transfer agent fees were reduced by $2,069 and $34,877, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF
     CREDIT The Fund and several Kemper funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    ACQUISITION OF ASSETS   On February 5, 1999, the Fund acquired all the net
                             assets of Kemper Quantitative Equity Fund pursuant to a plan of reorganization approved by shareholders on September 18, 1998. The acquisition was accomplished by a tax-free exchanges of 324,000, 277,000, 84,000 and 116,000 shares of
                             Class A, Class B, Class C and Class I respectively, of the Fund (valued at $5,950,000, $5,074,000,
                             $1,540,000 and $2,158,000) for 430,000, 376,000,
                             114,000 and 155,000 shares of Class A, Class B,
                             Class C and Class I, respectively, of Kemper
                             Quantitative Equity Fund outstanding on February 5,
                             1999. Kemper Quantitative Equity Fund's net assets at the date ($14,722,000), including $3,618,000 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were
                             $666,287,000. The combined net assets of the Fund immediately following the acquisition were
                             $681,009,000.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   BRENDA LYONS
Trustee                           TRACY MCCORMICK                   Assistant Treasurer
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        WILLIAM F. TRUSCOTT
                                  Vice President
SHIRLEY D. PETERSON
Trustee
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com



[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
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This report is not to be distributed
unless preceded or accompanied by a
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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)